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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    EXHIBITS

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                       REGISTRATION STATEMENT ON FORM S-8

                       CYPRESS SEMICONDUCTOR CORPORATION







































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                               INDEX TO EXHIBITS



 Exhibit No.                              Description
- -------------          -----------------------------------------------------
     4.1               Employee Qualified Stock Purchase Plan.
                       (and form of agreement thereunder)



     5.1               Opinion of counsel as to legality of
                       securities being registered.


    24.1               Consent of Independent Accountants (see p. 10).


    24.2               Consent of Counsel (contained in Exhibit 5.1).


    25.1               Power of Attorney (see p. 9).